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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We hereby consent to the use of our report dated June 20, 1997 relating to the financial statements of the Wholesale Bedding Plant Division of Summersun Greenhouse Co. for the years ended May 31, 1997 and 1996, which is included in the Registration Statement on Form S-1 of Color Spot Nurseries, Inc. We also consent to the reference to our Firm as experts in the same Registration Statement.

                                                                  MOSS ADAMS LLP


Seattle, Washington
December 11, 1997